
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report:  FEBRUARY 23, 2001

Date of Earliest Event Reported:  FEBRUARY 22, 2001



                               DEPARTMENT 56, INC.
             (Exact name of registrant as specified in its charter)



             DELAWARE                       1-11908              13-3684956
  (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)


       ONE VILLAGE PLACE, 6436 CITY WEST PARKWAY, EDEN PRAIRIE, MN 55344
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code: (952) 944-5600


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ITEM 5.  OTHER EVENTS.

         Further to the investor conference call hosted by the Company on the morning of February 23, 2001:

         - The Company's orders through February 17, 2001 from retail accounts that fit the Company's definition of a Like Account were down 21% relative to the full first quarter of 2000. Like
                  Accounts are considered those accounts, excluding Department
                  Store accounts, whose total orders through February 17, 2001 were greater than one third of their total orders for the full first quarter of 2000.

         A copy of the Company Press Release, dated February 22, 2001, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         99.1     Press Release, dated February 22, 2001.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DEPARTMENT 56, INC.


                            /s/ Percy C. Tomlinson, Jr.
                            ----------------------------------------------------
                            Percy C. Tomlinson, Jr.
                            Executive Vice President and Chief Financial Officer


Dated:  February 23, 2001


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                                  EXHIBIT INDEX

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
EXHIBIT NO.                        DESCRIPTION                              PAGE
99.1                       Press Release, dated February 23, 2001.             5


                                  Page 4 of 9
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